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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 24, 1999

                             LCC INTERNATIONAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-21213                 54-1807038
----------------------------     ------------          ----------------------
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)          Identification Number)

      7925 JONES BRANCH DRIVE MCLEAN, VIRGINIA                22102
      ----------------------------------------              ----------
      (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (703) 873-2000
                                                          --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                             LCC INTERNATIONAL, INC.

ITEM 5    OTHER EVENTS

       On May 25, 1999, LCC International, Inc. ("LCC") issued a press release announcing the appointment, as of June 24, 1999, of C. Thomas Faulders, III ("Mr. Faulders") as its President and Chief Executive Officer. At its meeting following the Company's Annual Meeting of Stockholders on May 25, 1999, the Board of Directors of LCC approved the appointment of Mr. Faulders as a director and as Chairman of the Board, effective upon the commencement of his employment.

       LCC also announced the resignation of Richard Hozik, Senior Vice President, Treasurer and Chief Financial Officer of LCC and President of Microcell Management, Inc., and of Stuart P. Lawson, Vice President, Controller and Assistant Secretary of LCC.

       Enclosed as Exhibit 99 and Exhibit 10 to this Current Report on Form
8-K and incorporated herein by reference are the text of the May 25, 1999 press release and a copy of the Letter Agreement, dated May 24, 1999, entered into between LCC and Mr. Faulders, respectively.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)         Exhibits.

10. Letter Agreement, dated as of May 24, 1999, by and between LCC International, Inc. and C. Thomas Faulders III.

99.       Press Release, dated May 25, 1999, regarding the appointment of Mr.
          C. Thomas Faulders as President and Chief Executive Officer of LCC and the resignations of Richard Hozik and Stuart P. Lawson.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LCC INTERNATIONAL, INC.

Date:  May 26, 1999                          By: /s/ Peter A. Deliso
                                                 -----------------------
                                             Peter A. Deliso
                                             Vice President, Corporate Affairs,
                                             General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit                                Description                                    Page
-------                                -----------                                    ----
  10.                   Employment Agreement dated as of May 24, 1999 by and
                        between LCC International, Inc. and C. Thomas Faulders, III.

  99.                   Press Release, dated May 25, 1999, regarding the appointment of C. Thomas Faulders as President and Chief Executive
                        Officer of LCC and the resignations of Richard Hozik and
                        Stuart P. Lawson.


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